Exhibit 99.2
Old National Bancorp
Financial Trends
Second Quarter 2011
August 1, 2011
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290
Notes: -Summations may not equal due to rounding.

Old National Bancorp
Financial Summary
Second Quarter 2011

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Profitability (in millions)
$62.5	$13.7	$38.2	Net Income (Loss)	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0
0.3	3.9	—	Preferred Dividend and Amort on Preferred Stock	—	—	—	—	—	—
62.2	9.8	38.2	Net Income (Loss) Avail. to Common Shareholders	10.1	10.5	11.9	5.7	16.4	17.0

			Diluted EPS
$0.95	$0.14	$0.44	Net Income (Loss) Avail. to Common Shareholders	$0.12	$0.12	$0.13	$0.07	$0.17	$0.18

			Ratios — Net Income
9.49%	1.41%	4.40%	Return on Average Common Equity	4.74%	4.91%	5.40%	2.57%	6.78%	6.87%
0.82%	0.17%	0.50%	Return on Average Assets	0.51%	0.55%	0.64%	0.31%	0.82%	0.85%
69.18%	81.54%	78.18%	Efficiency Ratio	75.68%	76.65%	76.64%	83.83%	74.55%	73.30%
3.82%	3.50%	3.40%	Net Interest Margin (FTE)	3.33%	3.40%	3.42%	3.46%	3.62%	3.67%

			Capital Ratios:
			Risk-Based Capital Ratios (EOP):
12.7%	14.3%	13.6%	Tier 1	14.2%	15.1%	15.4%	13.6%	12.8%	13.4%
15.1%	16.1%	14.8%	Total	16.1%	17.0%	17.3%	14.8%	14.3%	14.9%
9.5%	9.5%	9.0%	Leverage Ratio (to Average Assets)	9.4%	9.8%	10.2%	9.0%	8.4%	8.7%

8.67%	9.06%	11.46%	Total Equity to Assets (Averages)	10.81%	11.17%	11.80%	12.09%	12.06%	12.35%
5.81%	8.25%	9.68%	Tangible Common Equity to Tangible Assets (2)	8.62%	9.03%	9.58%	9.68%	9.12%	9.52%

			Per Common Share Data:
0.69	0.44	0.28	Cash Dividends Declared (1)	0.07	0.07	0.07	0.07	0.07	0.07
73%	309%	64%	Dividend Payout Ratio (1)	60%	58%	51%	106%	40%	39%
9.56	9.68	10.08	Common Book Value (EOP)	9.82	10.03	10.27	10.08	10.39	10.64
18.16	12.43	11.89	Market Value (EOP)	11.95	10.36	10.50	11.89	10.72	10.80
6.74	7.38	7.85	Tangible Common Book Value (2)	7.54	7.77	8.03	7.85	7.53	7.79

			Other Statistics
2,507	2,812	2,491	Full Time Equivalent Employees	2,708	2,646	2,585	2,491	2,618	2,543

FTE — Fully taxable equivalent basis

EOP — End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	See Non-GAAP Reconciliation on Page 8.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Six Months		Change			Second Quarter		Change
2011	2010	$	%		2011	2010	$	%
$153.2	$152.9	$0.3	0.2%	Interest Income	$76.9	$75.6	$1.3	1.7%
29.5	42.7	(13.2)	-30.9%	Less: Interest Expense	14.6	20.4	(5.9)	-28.8%

123.7	110.3	13.4	12.2%	Net Interest Income	62.3	55.2	7.2	13.0%

10.4	8.2	2.2	26.4%	Wealth Management Fees	5.3	4.0	1.4	34.4%
24.0	25.1	(1.1)	-4.3%	Service Charges on Deposit Accounts	12.5	13.2	(0.7)	-5.2%
12.0	11.5	0.5	4.5%	ATM Fees	6.1	5.9	0.1	2.5%
1.9	1.1	0.7	66.1%	Mortgage Banking Revenue	0.9	0.6	0.3	44.0%
19.6	19.1	0.5	2.4%	Insurance Premiums and Commissions	9.0	8.9	0.1	1.1%
5.5	4.3	1.2	28.9%	Investment Product Fees	2.9	2.2	0.7	31.3%
2.5	2.0	0.4	22.0%	Company-owned Life Insurance	1.3	1.2	0.1	10.0%
8.3	7.4	1.0	13.5%	Other Income	4.9	3.3	1.5	46.5%

84.2	78.7	5.5	7.0%	Total Fees, Service Charges & Other Rev.	42.9	39.3	3.6	9.1%

1.7	6.2	(4.6)	-73.3%	Gains (Losses) Sales of Securities (1)	0.5	3.2	(2.8)	-85.6%
0.6	1.0	(0.5)	-45.6%	Gains (Losses) Derivatives	0.2	0.4	(0.2)	-44.0%

86.4	86.0	0.4	0.5%	Total Noninterest Income	43.6	43.0	0.6	1.4%

210.1	196.2	13.9	7.1%	Total Revenues	105.9	98.1	7.8	7.9%

87.6	83.5	4.1	4.9%	Salaries and Employee Benefits	43.1	41.1	2.0	4.9%
24.5	24.1	0.4	1.8%	Occupancy	12.2	11.8	0.4	3.2%
5.8	5.4	0.4	7.7%	Equipment	2.8	2.6	0.2	8.2%
2.9	2.7	0.2	5.5%	Marketing	1.6	1.4	0.2	14.2%
11.8	11.1	0.7	6.2%	Data Processing	5.8	5.6	0.1	2.4%
5.0	5.2	(0.2)	-3.5%	Communication	2.6	2.5	0.2	6.9%
4.6	3.9	0.7	17.5%	Professional Fees	2.1	2.2	(0.0)	-1.9%
2.2	2.0	0.2	9.7%	Loan Expenses	1.1	1.1	0.0	1.5%
1.5	1.5	0.1	5.1%	Supplies	0.9	0.7	0.2	35.1%
4.0	4.1	(0.2)	-3.9%	FDIC Assessment	1.8	1.7	0.1	5.7%
9.7	11.4	(1.6)	-14.4%	Other Expense	5.7	7.2	(1.5)	-21.3%

159.7	154.9	4.8	3.1%	Total Noninterest Expense	79.8	77.9	1.9	2.4%

6.5	17.3	(10.8)	-62.3%	Provision for loan losses	3.2	8.0	(4.8)	-59.9%

43.9	24.0	19.9	82.7%	Income (loss) before Income Taxes	22.9	12.3	10.7	87.2%

10.4	3.4	7.0	N/M	Total Taxes	5.9	1.7	4.2	N/M

$33.4	$20.6	$12.9	62.4%	Net Income (Loss)	$17.0	$10.5	$6.5	61.7%

				Diluted EPS
$0.35	$0.24	$0.12	49.4%	Net Income (Loss) Avail to Common	$0.18	$0.12	$0.06	48.8%

				Average Common Shares Outstanding (000’s)
94,456	86,769	7,687	8.9%	Basic	94,479	86,786	7,693	8.9%
94,674	86,889	7,785	9.0%	Diluted	94,701	86,911	7,790	9.0%

94,752	87,171	7,581	8.7%	Common Shares Outstanding (EOP) (000’s)	94,752	87,171	7,581	8.7%

(1)	Includes $0.7 million of net gains and $0.2 million of OTTI in 2Q11 and $6.0 million of net gains and $2.8 million of OTTI in 2Q10.

Includes $2.2 million of net gains and $0.5 million of OTTI in YTD 2011 and $9.5 million of net gains and $3.3 million of OTTI in YTD 2010.
OTTI — Other Than Temporary Impairment
EOP — End of period actual balances
N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
Second Quarter 2011
($ In Millions except EPS information)

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$392.5	$340.7	$296.8	Interest Income	$77.3	$75.6	$72.9	$71.0	$76.3	$76.9
149.2	109.3	78.4	Less: Interest Expense	22.2	20.4	18.8	17.0	15.0	14.6

243.3	231.4	218.4	Net Interest Income	55.1	55.2	54.2	54.0	61.4	62.3

17.4	16.0	16.1	Wealth Management Fees	4.3	4.0	3.8	4.0	5.1	5.3
45.2	55.2	50.0	Service Charges on Deposit Accounts	11.9	13.2	12.4	12.5	11.6	12.5
17.2	20.5	23.0	ATM Fees	5.5	5.9	5.8	5.7	5.9	6.1
5.1	6.2	2.2	Mortgage Banking Revenue	0.5	0.6	0.6	0.5	1.0	0.9
39.2	37.9	36.5	Insurance Premiums and Commissions	10.2	8.9	8.7	8.7	10.6	9.0
9.5	8.5	9.2	Investment Product Fees	2.1	2.2	2.3	2.6	2.6	2.9
9.2	2.4	4.1	Company-owned Life Insurance	0.8	1.2	1.0	1.0	1.2	1.3
17.9	13.7	14.4	Other Income	4.0	3.3	3.6	3.5	3.5	4.9

160.6	160.3	155.5	Total Fees, Service Charges & Other Rev.	39.4	39.3	38.4	38.4	41.3	42.9

7.6	2.5	13.2	Gains (Losses) Sales of Securities (1)	3.0	3.2	3.2	3.7	1.2	0.5
(1.1)	0.7	1.5	Gains (Losses) Derivatives	0.6	0.4	0.4	0.1	0.3	0.2

167.0	163.5	170.1	Total Noninterest Income	43.0	43.0	42.0	42.2	42.8	43.6

410.3	394.9	388.6	Total Revenues	98.1	98.1	96.1	96.2	104.2	105.9

167.8	181.4	170.6	Salaries and Employee Benefits	42.4	41.1	41.7	45.4	44.5	43.1
39.7	47.1	46.4	Occupancy	12.2	11.8	11.7	10.6	12.3	12.2
9.5	10.4	10.6	Equipment	2.8	2.6	2.6	2.6	3.0	2.8
9.6	9.6	5.7	Marketing	1.4	1.4	1.5	1.4	1.3	1.6
19.0	20.7	21.4	Data Processing	5.5	5.6	5.1	5.1	6.1	5.8
9.3	10.9	9.8	Communication	2.7	2.5	2.3	2.3	2.3	2.6
7.2	9.5	8.3	Professional Fees	1.7	2.2	1.6	2.8	2.4	2.1
6.6	4.3	3.9	Loan Expenses	0.9	1.1	1.0	0.9	1.1	1.1
3.3	4.3	2.9	Supplies	0.8	0.7	0.7	0.8	0.6	0.9
1.5	12.4	8.4	FDIC Assessment	2.4	1.7	2.1	2.2	2.2	1.8
23.9	28.3	26.2	Other Expense	4.2	7.2	5.7	9.1	4.1	5.7

297.2	339.0	314.3	Total Noninterest Expense	77.1	77.9	76.1	83.3	79.9	79.8

51.5	63.3	30.8	Provision for Loan Losses	9.3	8.0	6.4	7.1	3.3	3.2

61.6	(7.4)	43.5	Income (loss) before Income Taxes	11.8	12.3	13.6	5.8	21.0	22.9

(0.9)	(21.1)	5.3	Total Taxes	1.7	1.7	1.7	0.1	4.5	5.9

$62.5	$13.7	$38.2	Net Income (Loss)	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0

$0.95	$0.14	$0.44	Net Income (Loss) Avail to Common	$0.12	$0.12	$0.13	$0.07	$0.17	$0.18

65,660	71,314	86,785	Average Basic Common Shares (000’s)	86,752	86,786	86,795	86,804	94,433	94,479
65,776	71,367	86,928	Average Diluted Common Shares (000’s)	86,797	86,911	86,931	87,005	94,670	94,701

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp
Balance Sheet (EOP)
Second Quarter 2011
($ in Millions)

						Change from Prior Year
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	6/30/2011 vs. 6/30/2010		12/31/2009	12/31/2008
						$	%
Assets
Fed Reserve Bank Account	$193.3	$273.9	$141.4	$18.0	$283.2	$(89.9)	-31.7%	$317.5	$—
Money Market Investments	2.5	11.1	2.8	25.1	24.5	(22.0)	-89.7%	35.6	30.1
Investments:
Treasury & Gov’t Sponsored Agencies	695.3	713.0	680.9	995.1	1,159.9	(464.6)	-40.1%	1,142.7	389.3
Mortgage-backed Securities	1,306.0	1,208.0	1,188.3	1,232.9	1,015.3	290.7	28.6%	1,048.4	1,172.6
States & Political Subdivisions	585.3	559.3	566.3	554.7	510.5	74.8	14.7%	534.6	482.2
Other Securities	206.6	216.4	194.8	198.0	197.0	9.6	4.9%	192.7	221.7

Total Investments	2,793.2	2,696.7	2,630.4	2,980.7	2,882.6	(89.5)	-3.1%	2,918.3	2,265.8

Residential Real Estate Loans Held for Sale	6.1	3.1	3.8	3.5	5.8	0.3	4.6%	17.5	17.2
Leases Held for Sale	—	—	—	—	—	—	N/M	55.3	—
Loans:
Commercial	1,176.7	1,175.0	1,105.3	1,151.6	1,171.8	4.9	0.4%	1,209.3	1,510.4
Commercial Leases	92.9	99.3	106.1	115.3	121.0	(28.2)	-23.3%	77.9	387.6
Commercial & Agriculture Real Estate	1,170.4	1,218.4	942.4	981.5	1,002.5	167.9	16.8%	1,062.9	1,154.9
Consumer:
Home Equity	255.7	259.5	248.3	260.0	264.6	(9.0)	-3.4%	274.8	270.0
Other Consumer Loans	626.2	658.8	676.6	711.7	743.3	(117.1)	-15.8%	807.2	941.0

Subtotal of Commercial & Consumer Loans	3,321.9	3,411.0	3,078.7	3,220.2	3,303.3	18.6	0.6%	3,432.1	4,263.8
Residential Real Estate	795.4	779.8	664.7	483.0	427.8	367.6	85.9%	403.4	496.5

Total Loans	4,117.3	4,190.8	3,743.5	3,703.1	3,731.1	386.2	10.4%	3,835.5	4,760.4

Total Earning Assets	7,112.4	7,175.6	6,521.8	6,730.5	6,927.2	185.2	2.7%	7,179.7	7,073.4

Allowance for Loan Losses	(70.2)	(72.7)	(72.3)	(72.1)	(71.9)	(1.7)	-2.3%	(69.5)	(67.1)
Nonearning Assets:
Cash and Due from Banks	139.8	127.9	107.4	129.2	119.0	20.9	17.5%	144.2	162.9
Premises & Equipment	65.9	66.7	48.8	50.1	51.5	14.5	28.1%	52.4	44.6
Goodwill & Intangible Assets	270.4	271.0	194.1	195.6	197.1	73.4	37.2%	200.2	186.8
Company-owned Life Insurance	245.8	244.5	226.2	226.0	225.1	20.8	9.2%	224.7	223.1
Other Assets	254.6	272.2	238.0	247.0	253.2	1.5	0.6%	273.8	250.1

Total Nonearning Assets	976.6	982.4	814.4	847.8	845.7	131.0	15.5%	895.2	867.6

Total Assets	$8,018.8	$8,085.3	$7,263.9	$7,506.1	$7,701.1	$317.8	4.1%	$8,005.3	$7,873.9

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,504.6	$1,421.4	$1,276.0	$1,267.4	$1,170.2	$334.4	28.6%	$1,188.3	$888.6
NOW Accounts	1,333.0	1,448.0	1,297.4	1,163.6	1,295.2	37.8	2.9%	1,354.3	1,292.6
Savings Accounts	1,304.2	1,192.0	1,079.4	1,046.0	1,037.7	266.5	25.7%	972.2	874.6
Money Market Accounts	315.3	353.9	334.8	344.3	360.5	(45.1)	-12.5%	381.1	420.8
Other Time under $100,000	1,012.9	1,050.8	988.7	1,083.1	1,170.1	(157.2)	-13.4%	1,284.3	1,224.2
Other Time $100,000 & over	484.4	519.9	466.3	514.8	567.8	(83.5)	-14.7%	653.3	550.0

Total Core Deposits	5,954.4	5,986.1	5,442.7	5,419.2	5,601.4	352.9	6.3%	5,833.5	5,250.8
Brokered CD’s	60.7	73.8	20.2	20.3	45.5	15.2	33.3%	69.9	171.5

Total Deposits	6,015.1	6,059.9	5,462.9	5,439.4	5,647.0	368.1	6.5%	5,903.5	5,422.3

Short-term Borrowings	305.2	374.3	298.2	367.8	331.6	(26.4)	-8.0%	331.1	649.6
Long-term Borrowings	440.5	439.6	421.9	578.3	604.4	(163.9)	-27.1%	699.1	834.9

Total Borrowed Funds	745.7	813.8	720.1	946.0	935.9	(190.3)	-20.3%	1,030.2	1,484.5
Accrued Expenses & Other Liabilities	249.8	227.5	202.0	224.9	243.4	6.4	2.6%	227.8	236.2

Total Liabilities	7,010.6	7,101.3	6,385.1	6,610.4	6,826.3	184.2	2.7%	7,161.5	7,143.0

Preferred Stock & Surplus	—	—	—	—	—	—	—	—	97.4
Common Stock, Surplus & Retained Earnings	991.9	980.5	880.1	879.9	873.6	118.3	13.5%	864.2	687.0
Other Comprehensive Income	16.4	3.5	(1.3)	15.8	1.2	15.2	N/M	(20.4)	(53.5)

Total Shareholders Equity	1,008.3	984.0	878.8	895.7	874.7	133.5	15.3%	843.8	730.9

Total Liabilities & Shareholders Equity	$8,018.8	$8,085.3	$7,263.9	$7,506.1	$7,701.1	$317.8	4.1%	$8,005.3	$7,873.9

EOP — End of period actual balances
N/M = Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Assets
$1.6	$0.0	$—	Fed Funds Sold & Resell Agreements	$—	$—	$—	$—	$—	$—
—	41.2	152.3	Fed Reserve Bank Account	254.0	174.4	97.9	83.0	159.8	244.4
20.3	38.5	25.4	Money Market Investments	30.7	30.6	24.3	16.2	6.7	7.1
			Investments:
439.1	916.3	1,057.9	Treasury & Gov’t Sponsored Agencies	1,170.9	1,212.1	1,023.4	825.3	746.4	720.9
1,130.7	1,063.3	1,092.6	Mortgage-backed Securities	1,028.5	1,019.7	1,135.0	1,187.3	1,225.2	1,212.8
329.4	506.7	536.3	States & Political Subdivisions	559.7	530.4	502.7	552.4	561.2	567.8
251.4	214.4	198.7	Other Securities	197.3	200.3	198.3	199.0	214.0	206.9

2,150.6	2,700.7	2,885.6	Total Investments	2,956.5	2,962.6	2,859.4	2,764.0	2,746.7	2,708.3

7.2	11.7	4.2	Residential Real Estate Loans Held for Sale	6.4	3.0	3.7	3.4	3.6	3.4
—	84.9	24.2	Leases Held for Sale	54.1	42.7	—	—	—	—
			Loans:
1,429.6	1,383.6	1,152.0	Commercial	1,172.6	1,137.0	1,160.6	1,137.7	1,187.3	1,180.7
349.9	216.1	95.3	Commercial Leases	73.9	78.0	117.8	111.5	102.0	95.0
1,205.1	1,117.3	1,007.6	Commercial & Agriculture Real Estate	1,050.2	1,021.6	992.0	966.8	1,219.6	1,189.1
			Consumer:
254.9	273.1	264.7	Home Equity	273.8	267.7	262.6	254.7	266.3	257.6
935.7	882.3	742.7	Other Consumer Loans	791.0	757.4	726.7	695.8	674.4	642.0

4,175.1	3,872.5	3,262.3	Subtotal of Commercial & Consumer Loans	3,361.5	3,261.8	3,259.7	3,166.4	3,449.6	3,364.3
520.9	457.8	460.5	Residential Real Estate	403.3	418.0	455.2	565.6	752.5	789.4

4,696.0	4,330.2	3,722.9	Total Loans	3,764.7	3,679.8	3,714.9	3,732.1	4,202.0	4,153.6

6,875.7	7,207.2	6,814.6	Total Earning Assets	7,066.5	6,893.0	6,700.2	6,598.7	7,118.9	7,116.9

(62.0)	(70.1)	(73.9)	Allowance for Loan Losses	(71.6)	(73.7)	(74.8)	(75.3)	(73.3)	(73.8)
804.1	852.7	845.7	Nonearning Assets	855.0	851.9	840.6	835.4	992.8	978.2

$7,617.8	$7,989.8	$7,586.4	Total Assets	$7,850.0	$7,671.2	$7,466.0	$7,358.7	$8,038.4	$8,021.3

			Liabilities & Equity
$835.0	$1,018.4	$1,182.7	Noninterest-bearing Demand Deposits	$1,146.5	$1,151.5	$1,182.7	$1,249.9	$1,395.7	$1,452.6
1,249.5	1,250.7	1,221.4	NOW Accounts	1,262.4	1,220.4	1,193.7	1,208.8	1,451.5	1,433.4
886.4	937.6	1,043.3	Savings Accounts	1,011.7	1,051.4	1,039.8	1,070.3	1,159.7	1,252.4
487.5	436.5	361.2	Money Market Accounts	379.7	372.1	352.7	340.1	352.4	336.6
1,696.4	1,956.9	1,709.2	Other Time	1,882.3	1,757.1	1,661.4	1,536.0	1,616.4	1,530.7

5,154.7	5,600.2	5,517.7	Total Core Deposits	5,682.7	5,552.5	5,430.4	5,405.1	5,975.6	6,005.7

170.7	97.8	44.4	Brokered CD’s	69.9	64.8	22.5	20.3	79.7	65.1

5,325.4	5,698.0	5,562.0	Total Deposits	5,752.6	5,617.3	5,452.8	5,425.3	6,055.3	6,070.8

616.9	527.1	328.5	Short-term Borrowings	330.1	334.7	320.0	329.4	370.8	325.5
810.1	812.1	615.0	Long-term Borrowings	699.1	650.9	593.4	516.6	441.5	439.4

1,427.0	1,339.2	943.5	Total Borrowed Funds	1,029.2	985.6	913.4	846.0	812.4	764.9

205.2	228.6	211.7	Accrued Expenses & Other Liabilities	219.2	211.1	218.7	197.6	201.2	194.9

6,957.7	7,265.9	6,717.2	Total Liabilities	7,001.0	6,814.0	6,584.9	6,468.9	7,068.9	7,030.7

5.2	24.1	—	Preferred Stock & Surplus	—	—	—	(0.0)	—	—
688.7	735.0	869.6	Common Stock, Surplus & Retained Earnings	863.2	865.9	873.8	875.6	970.8	983.6
(33.7)	(35.3)	(0.4)	Other Comprehensive Income	(14.2)	(8.7)	7.2	14.2	(1.3)	7.1

660.2	723.9	869.2	Total Shareholders Equity	848.9	857.2	881.0	889.8	969.5	990.7

$7,617.8	$7,989.8	$7,586.4	Total Liabilities & Shareholders Equity	$7,850.0	$7,671.2	$7,466.0	$7,358.7	$8,038.4	$8,021.3

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Earning Assets:
3.40%	0.17%	0.24%	Fed Funds Sold, Resell Agr, Fed Reserve Bank Acct, & Money Mkt	0.26%	0.22%	0.23%	0.24%	0.24%	0.25%
			Investments:
4.90%	4.01%	3.21%	Treasury & Gov’t Sponsored Agencies	3.46%	3.26%	3.11%	2.93%	2.45%	2.29%
5.01%	4.93%	3.96%	Mortgage-backed Securities	4.39%	4.22%	3.82%	3.48%	3.24%	3.07%
6.91%	6.72%	6.19%	States & Political Subdivisions	6.34%	6.26%	6.08%	6.06%	6.14%	5.91%
5.54%	4.93%	4.68%	Other Securities	4.71%	4.79%	4.49%	4.75%	4.36%	4.42%

5.38%	4.96%	3.93%	Total Investments	4.44%	4.25%	4.02%	3.93%	3.72%	3.56%

			Loans:
5.65%	4.00%	4.21%	Commercial	4.06%	4.23%	4.16%	4.14%	4.27%	4.40%
6.82%	6.72%	6.45%	Commercial Leases (1)	6.73%	6.02%	6.51%	6.52%	6.57%	6.48%
6.22%	4.62%	4.47%	Commercial & Agriculture Real Estate	4.48%	4.47%	4.36%	4.31%	5.12%	5.88%
			Consumer:
5.51%	3.57%	3.68%	Home Equity	3.63%	3.67%	3.70%	3.71%	3.79%	3.80%
7.66%	7.27%	7.15%	Other Consumer Loans	7.32%	7.19%	7.10%	6.99%	7.19%	6.88%

6.35%	5.08%	4.76%	Subtotal of Commercial & Consumer Loans	5.05%	5.04%	4.96%	4.90%	5.22%	5.46%
5.87%	5.63%	5.64%	Residential Real Estate Loans (1)	5.60%	5.76%	5.76%	5.49%	4.96%	4.90%

6.30%	5.14%	5.07%	Total Loans (1)	5.07%	5.08%	5.02%	4.95%	5.13%	5.31%

5.99%	5.02%	4.55%	Total Earning Assets	4.60%	4.55%	4.49%	4.45%	4.47%	4.47%

			Interest-bearing Liabilities:
0.51%	0.04%	0.03%	NOW Accounts	0.04%	0.03%	0.03%	0.03%	0.06%	0.04%
1.46%	0.38%	0.30%	Savings Accounts	0.31%	0.30%	0.30%	0.29%	0.30%	0.28%
1.12%	0.10%	0.10%	Money Market Accounts	0.10%	0.10%	0.10%	0.10%	0.11%	0.11%
3.74%	3.01%	2.50%	Other Time	2.62%	2.49%	2.43%	2.43%	2.13%	2.13%

2.04%	1.39%	1.07%	Total Interest-bearing Deposits	1.18%	1.08%	1.04%	0.99%	0.86%	0.82%
4.25%	4.26%	4.51%	Brokered CD’s	4.44%	4.47%	4.78%	4.80%	1.75%	2.01%

2.13%	1.45%	1.11%	Total Interest-bearing Deposits & CD’s	1.23%	1.13%	1.06%	1.01%	0.87%	0.83%

1.77%	0.27%	0.20%	Short-term Borrowings	0.31%	0.18%	0.16%	0.16%	0.16%	0.14%
5.29%	4.96%	4.74%	Long-term Borrowings	4.60%	4.70%	4.79%	4.76%	4.35%	4.39%

3.77%	3.11%	3.16%	Total Borrowed Funds	3.27%	3.19%	3.19%	2.98%	2.47%	2.60%

2.52%	1.82%	1.47%	Total Interest-bearing Liabilities	1.60%	1.50%	1.44%	1.34%	1.11%	1.08%

3.47%	3.20%	3.08%	Net Interest Rate Spread	3.00%	3.05%	3.05%	3.12%	3.36%	3.39%

3.82%	3.50%	3.40%	Net Interest Margin (FTE)	3.33%	3.40%	3.42%	3.46%	3.62%	3.67%

$19.3	$20.8	$13.5	FTE Adjustment ($ in millions)	$3.7	$3.5	$3.2	$3.1	$3.0	$2.9
FTE — Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$56.5	$67.1	$69.5	Beginning Allowance for Loan Losses	$69.5	$72.1	$71.9	$72.1	$72.3	$72.7
51.5	63.3	30.8	Provision for Loan Losses	9.3	8.0	6.4	7.1	3.3	3.2
—	—	—	Acquired from acquisition	—	—	—	—	—	—

(51.2)	(78.0)	(41.3)	Gross Charge-offs	(10.9)	(11.8)	(8.2)	(10.4)	(6.3)	(8.9)
—	(0.6)	—	Write-downs from Loans Sold	—	—	—	—	—	—
10.4	17.8	13.3	Gross Recoveries	4.2	3.6	2.1	3.5	3.4	3.1

(40.8)	(60.8)	(28.0)	Net Charge-offs	(6.7)	(8.2)	(6.1)	(6.9)	(2.9)	(5.8)

$67.1	$69.5	$72.3	Ending Allowance for Loan Losses	$72.1	$71.9	$72.1	$72.3	$72.7	$70.2

0.87%	1.40%	0.75%	Net Charge-offs / Average Loans (1)	0.72%	0.90%	0.66%	0.74%	0.27%	0.56%

$4,696.0	$4,330.2	$3,722.9	Average Loans Outstanding (1)	$3,764.7	$3,679.8	$3,714.9	$3,732.1	$4,202.0	$4,153.6

$4,760.4	$3,835.5	$3,743.5	EOP Loans Outstanding (1)	$3,714.9	$3,731.1	$3,703.1	$3,743.5	$4,190.8	$4,117.3

1.41%	1.81%	1.93%	Allowance for Loan Loss / EOP Loans (1)	1.94%	1.93%	1.95%	1.93%	1.74%	1.70%

			Underperforming Assets:
$2.9	$3.5	$0.6	Loans 90 Days & over (still accruing)	$1.3	$0.5	$1.4	$0.6	$0.7	$0.4

			Non-performing Loans:
64.0	67.0	70.9	Nonaccrual Loans (2)	68.1	68.9	69.8	70.9	121.4	118.4
—	—	—	Renegotiated Loans	—	—	—	—	—	—

64.0	67.0	70.9	Total Non-performing Loans	68.1	68.9	69.8	70.9	121.4	118.4

2.9	8.1	5.6	Foreclosed properties	9.6	7.0	5.9	5.6	14.1	9.9

$69.9	$78.7	$77.1	Total Underperforming Assets	$79.1	$76.3	$77.1	$77.1	$136.3	$128.8

$180.1	$157.1	$174.3	Classified Loans — “Problem Loans”	$160.5	$157.7	$170.9	$174.3	$223.4	$229.3
34.5	161.2	105.6	Other Classified Assets	158.5	152.3	148.0	105.6	92.5	117.3
124.9	103.5	84.0	Criticized Loans — “Special Mention Loans”	104.9	100.7	75.0	84.0	115.8	105.6

$339.5	$421.7	$363.9	Total Classified & Criticized Assets	$423.8	$410.7	$393.9	$363.9	$431.7	$452.2

1.35%	1.75%	1.90%	Non-performing loans / EOP Loans (1)	1.83%	1.85%	1.89%	1.90%	2.90%	2.88%

105%	104%	102%	Allowance to Non-performing Loans (3)	106%	104%	103%	102%	60%	59%

1.47%	2.05%	2.06%	Under-performing Assets / EOP Loans (1)	2.13%	2.05%	2.08%	2.06%	3.25%	3.13%

$7,873.9	$8,005.3	$7,263.9	EOP Total Assets	$7,818.3	$7,701.1	$7,506.1	$7,263.9	$8,085.3	$8,018.8

0.89%	0.98%	1.06%	Under-performing Assets / EOP Assets	1.01%	0.99%	1.03%	1.06%	1.69%	1.61%
EOP — End of period actual balances

(1)	Excludes residential loans and leases held for sale.

(2)	Includes $7.5 million in 2Q11 of renegotiated loans.

(3)	In accordance with accounting for business combinations, there was no allowance brought forward on any of the 1/1/11 acquired loans, as the credit losses evident in the loans were included in the determination of the fair value of the loans at the acquisition date and are generally represented by the nonaccretable balance.

Old National Bancorp
NON-GAAP MEASURES
Second Quarter 2011
($ In Millions except EPS information)

				2010				2011
2008	2009	2010		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Actual EOP Balances
$730.9	$843.8	$878.8	GAAP Shareholders’ Equity	$855.5	$874.7	$895.7	$878.8	$984.0	$1,008.3

			Deduct:
159.2	167.9	167.9	Goodwill	167.9	167.9	167.9	167.9	236.3	236.3
27.6	32.3	26.2	Intangibles	30.7	29.2	27.7	26.2	34.7	34.1

186.8	200.2	194.1		198.6	197.1	195.6	194.1	271.0	270.4

$544.0	$643.6	$684.7	Tangible Shareholders’ Equity	$657.0	$677.7	$700.1	$684.7	$713.0	$737.8

			Deduct:
97.4	—	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—	—

$446.7	$643.6	$684.7	Tangible Common Shareholders’ Equity	$657.0	$677.7	$700.1	$684.7	$713.0	$737.8

			Actual EOP Balances
$7,873.9	$8,005.3	$7,263.9	GAAP Assets	$7,818.3	$7,701.1	$7,506.1	$7,263.9	$8,085.3	$8,018.8

			Add:
1.0	0.2	0.5	Trust Overdrafts	0.3	0.1	0.1	0.5	0.1	0.4

			Deduct:
159.2	167.9	167.9	Goodwill	167.9	167.9	167.9	167.9	236.3	236.3
27.6	32.3	26.2	Intangibles	30.7	29.2	27.7	26.2	34.7	34.1

186.8	200.2	194.1		198.6	197.1	195.6	194.1	271.0	270.4

$7,688.0	$7,805.4	$7,070.3	Tangible Assets	$7,620.0	$7,504.1	$7,310.6	$7,070.3	$7,814.4	$7,748.8

5,555.2	5,173.1	4,720.9	Risk Weighted Assets	5,038.2	4,847.4	4,803.2	4,720.9	5,062.8	4,978.4

			Actual EOP Balances
$62.5	$13.7	$38.2	GAAP Net Income	$10.1	$10.5	$11.9	$5.7	$16.4	$17.0

			Add:
3.6	4.9	4.6	Intangible Amortization (net of tax)	1.2	1.1	1.1	1.1	1.6	1.5

$66.1	$18.6	$42.8	Tangible Net Income	$11.3	$11.7	$13.0	$6.9	$18.0	$18.5

			Tangible Ratios
14.79%	2.89%	6.26%	Return on Tangible Common Equity	6.87%	6.88%	7.44%	4.01%	10.10%	10.05%
0.86%	0.24%	0.61%	Return on Tangible Assets	0.59%	0.62%	0.71%	0.39%	0.92%	0.96%
5.81%	8.25%	9.68%	Tangible Common Equity to Tangible Assets	8.62%	9.03%	9.58%	9.68%	9.12%	9.52%
8.04%	12.44%	14.50%	Tangible Common Equity to Risk Wgt Assets	13.04%	13.98%	14.58%	14.50%	14.08%	14.82%
6.74	7.38	7.85	Tangible Common Book Value (1)	7.54	7.77	8.03	7.85	7.53	7.79
Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.
Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.